UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2009

XL CAPITAL LTD
(Exact name of registrant as specified in its charter)

Cayman Islands	1-10804	98-0191089
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

XL House, One Bermudiana Road, Hamilton, Bermuda HM 11
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 292 8515
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

XL Capital Ltd (the "Company") announced today that the Company and its Chief Financial Officer, Brian Nocco, have agreed that Mr. Nocco will leave the Company effective after year end. Mr. Nocco, who has served as the Company's CFO since July 2007, has agreed to remain as CFO until year end to ensure a smooth transition. The Company has initiated a search for a successor to Mr. Nocco.

On September 14, 2009, the Company issued the press release attached as Exhibit 99.1and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release dated September 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:September 14, 2009

XL CAPITAL LTD
(Registrant)

By: /s/ Kirstin Romann Gould
Name: Kirstin Romann Gould
Title: Secretary